Exhibit 10.3

NOTE: Information in this document marked with an “[*]” has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

SUPPLEMENT A	Agreement Number: PARA-SIA-120102

This equipment Supplement A, [*], including Attachment B, Financial Terms and Discounts and Attachment C, Supplier Specifications (hereinafter, the “[*] Devices Supplement”), dated as of July 14, 2006 between Carrier Access Corporation, with its principal office located at 5395 Pearl Parkway, Boulder, Colorado 80301 (hereinafter “Supplier”), and Cingular Wireless LLC, on behalf of its Affiliates, having an office at 5565 Glenridge Connector, Atlanta, Georgia 30342, a Delaware limited liability company (“Cingular”). If a conflict exists between the terms and conditions contained in the Master Supplier Agreement dated as of December 1, 2002 between Supplier and Cingular (the “MSA”) and those contained in this [*] Devices Supplement, the terms and conditions contained in this [*] Devices Supplement shall prevail for purposes of [*] Devices Supplement only. This [*] Devices Supplement shall not limit, including by omission thereof, any of the terms and conditions included in the MSA, unless expressly identified and stated to the contrary herein, and then, only to the extent of this [*] Devices Supplement.

1.	SCOPE

This [*] Devices Supplement in conjunction with the MSA describes the terms and conditions under which Supplier will make available for purchase by Cingular its [*] Devices (the “[*] Devices”).

2.	TERM OF SUPPLEMENT

a.	The term of the [*] Devices Supplement is effective on July 14, 2006 (the “Supplement Effective Date”) and, unless terminated or canceled as provided in the MSA, shall remain in effect for three (3) years (the “Supplement Initial Term”).

b.	After the Supplement Initial Term, this [*] Devices Supplement shall continue [*] until terminated by either party upon [*] days prior written notice to the other setting forth the effective date of such termination. The termination, cancellation or expiration of this [*] Devices Supplement shall not affect the obligations of either party to the other party pursuant to any Order previously executed hereunder, and the terms and conditions of this [*] Devices Supplement shall continue to apply to such Order as if this [*] Devices Supplement had not been terminated or canceled.

3.	USAGE OF DEFINITIONS

Capitalized terms used in this [*] Devices Supplement and not defined herein are used as defined in the MSA, except for definitions appearing in or modified by this [*] Devices Supplement or associated Attachments, Exhibits, and Schedules. Definitions that conflict with the definitions set forth in the MSA shall have the meaning set forth herein.

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside Cingular or Supplier except pursuant to a written Agreement.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

SUPPLEMENT A	Agreement Number: PARA-SIA-120102

4.	WARRANTY

For purposes of the [*] Devices Supplement only, section 3.37c of the MSA is replaced with the following:

The warranty period for Materials shall be the longer of the warranty period stated in the Work Order, the Specifications, the applicable OEM’s warranty, or [*]. The warranty period in all cases shall commence [*].

[*], Supplier will provide the following warranty during the applicable warranty period.

[*]

a.	[*]

b.	[*]

5.	PURCHASE COMMITMENT

Cingular agrees that such pricing offered to Cingular is based upon Supplier [*].

6.	INCORPORATION BY REFERENCE

This [*] Devices Supplement is subject to all the terms, conditions, and provisions of the MSA, except for the terms, conditions, and provisions appearing in or modified by this [*] Devices Supplement with respect to Services and Products.

7.	[*]

[*]

8.	The following Product Supplement A Attachments are attached hereto and incorporated by this reference: Attachment B-[*]; Attachment C-[*]; And Attachment D-[*].

9.	TRAINING

Supplier will provide [*] courses in the first year of this [*] Devices Supplement, [*] a location and time to be mutually agreed to by both parties as a condition of contract signage. Training not scheduled and performed in the first year following execution of this [*] Devices Supplement shall expire, and shall not carry-over into any subsequent annual period. Cingular may purchase additional training at the then-current rate at any time.

10.	[*]

[*]

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

SUPPLEMENT A	Agreement Number: PARA-SIA-120102

11.	[*]

[*]

(a)	[*]

(b)	[*]

(c)	[*]

(d)	[*]

Supplier shall provide the [*] to the following Cingular contact (or such other designated Cingular contact for which written notice is provided to Supplier):

[*]

[*]

Carrier Access Corporation

[*]

12.	MASTER SUPPLIER AGREEMENT AMENDMENTS.

A.	[*]

[*]

[*]

B.	§ 3.26 is hereby amended as follows:

Notice to Supplier shall be:	Carrier Access Corporation
5395 Pearl Parkway
Boulder, CO 80301
Attn: Chief Financial Officer
with a copy to: Legal Department

C.	§ 4.3 (a) is hereby amended such that the Continuing Availability period shall be [*].

D.	§ 4.4 is hereby amended such that the Customer Support Number is 1-800-786-9929.

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

SUPPLEMENT A	Agreement Number: PARA-SIA-120102

IN WITNESS WHEREOF, this [*] Devices Supplement has been executed by the duly authorized representatives of each party, as of the Supplement Effective Date.

CARRIER ACCESS CORPORATION		CINGULAR WIRELESS LLC
On behalf of its Affiliates

By:	/s/	By:	/s/

Name:		Name:

Title:		Title:

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

SUPPLEMENT A	Agreement Number: PARA-SIA-120102

INDEX OF ATTACHMENTS TO THE

[*] DEVICES SUPPLEMENT A

ATTACHMENT A	INTENTIONALLY LEFT BLANK
ATTACHMENT B	[*]
ATTACHMENT C	[*]
ATTACHMENT D	[*]

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

SUPPLEMENT A	Agreement Number: PARA-SIA-120102

ATTACHMENT B: [*]

[*]

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

SUPPLEMENT A	Agreement Number: PARA-SIA-120102

ATTACHMENT C: [*]

[*]

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

SUPPLEMENT A	Agreement Number: PARA-SIA-120102

ATTACHMENT C: [*]

[*]

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

SUPPLEMENT A	Agreement Number: PARA-SIA-120102

ATTACHMENT D: SERVICE [*] AGREEMENT

[*]

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.